SEVENTH AMENDMENT TO
                    WAREHOUSING CREDIT AND SECURITY AGREEMENT


     THIS SEVENTH AMENDMENT TO WAREHOUSING CREDIT AND SECURITY AGREEMENT (this "Amendment") is entered into as of this 14th day of November 1997, by and between MONUMENT MORTGAGE, INC., a California corporation (the
"Company") and
RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender").

     WHEREAS, the Company and the Lender have entered into a single family revolving warehouse facility with a present Warehousing Commitment Amount of Ten
Million Dollars ($10,000,000), to finance the origination and acquisition of
Mortgage  Loans  as  evidenced  by a  First  Amended  and  Restated
Warehousing
Promissory Note in the principal sum of Ten Million Dollars ($10,000,000), dated
February 29, 1996,  (the  "Warehousing  Promissory  Note") and by a
Warehousing
Credit and Security Agreement dated March 22, 1995, as the same may have been amended or supplemented (the "Agreement");

     WHEREAS, the Company and the Lender have entered into a term loan facility, as evidenced by a Term Loan Promissory Note in the principal amount of
One  Million  Dollars  ($1,000,000),  dated as of March 22, 1995 (the "Term
Loan
Note"), and the Agreement;

     WHEREAS,  the  Company  and the  Lender  have also  entered  into a working
capital facility with a present Working Capital Commitment Amount of One
Million
Dollars  ($1,000,000),  as  evidenced by a First  Amended and  Restated
Working
Capital   Promissory   Note  in  the  principal  sum  of  One  Million
Dollars
($1,000,000), dated as of February 29, 1996 (the "`Working Capital Note"), and the Agreement (the Warehousing Promissory Note, the Term Loan Promissory Note and the Working Capital Promissory Note shall collectively be referred to as the
"Notes");

     WHEREAS, the Company has requested the Lender to extend the period for which the Warehousing Commitment and Working Capital Commitment under the
Agreement have been made and to amend certain other terms -of the Agreement and the Lender has agreed to such extension and amendment of the Agreement subject to the terms and conditions of this Amendment;

     NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants, agreements and conditions hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: .

     1. All capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Agreement.

     2. The effective date ("Effective Date") of this Amendment shall be November 14, 1997, the date on which the Company has complied with all the terms and conditions of this Amendment.

     3. Section 1.1 of the Agreement shall be amended by adding the following definitions in the appropriate alphabetical order:

          "Credit Score" means the process by which the mortgagors overall consumer credit is represented by a single numeric credit score as provided by an acceptable credit repository.

          "Designated Bank Charges" means any fees, interest or other charges that would  otherwise be payable to a Designated  Bank,  including
Federal
     Deposit Insurance Corporation insurance premiums, service charges and such other charges as may be imposed by governmental authorities from time to time.

          "Long-term   Repurchase   Advance"   means  an  Advance  made
against
     Repurchased Mortgage Loans or Rejected Mortgage Loans with respect to which the Lender determines that the related deficiency cannot be readily cured by the Company within sixty (60) days. The Lender shall determine whether a
     Repurchase  Advance is a Long-term  Repurchase  Advance pursuant to
Section
     2.1(c)(5).

          "Manufactured Home" means a structure that is built on a permanent chassis (steel frame) with the wheel assembly necessary for transportation in one or more sections to a permanent site or semi-permanent site and which has been built in compliance with the National  Manufactured
Housing
     Construction and Safety Standards established by HUD.

          "Short-term   Repurchase   Advance"  means  an  Advance  made
against
     Repurchased Mortgage Loans or Rejected Mortgage Loans with respect to which the Lender determines that the related deficiency can be readily cured by the Company within sixty (60) days. The Lender shall determine whether a
     Repurchase  Advance is a Short-term  Repurchase Advance pursuant to
Section
     2.1(c)(5).

          "Wire Disbursement Account" means a demand deposit account maintained at the Funding Bank in the name of the Lender for the clearing of wire transfers requested by the Company to fund the closing of Pledged
     Mortgages.

     4. Section 1.1 of the Agreement shall be amended to delete the definitions of "Conventional Mortgage Loan," "Eligible Balances," "High LTV Mortgage Loan,"
"Home Equity Loan," "`Maturity Date,"  "Mortgage,"  "Mortgage Note Amount'.
and
"Warehousing Promissory Note" in their entirety, replacing them with the following definitions:

          "Conventional  Mortgage  Loan" means a closed-end  First Mortgage
Loan
     other than an FHA insured Mortgage Loan, a VA guaranteed Mortgage Loan or a
     High LTV Mortgage Loan.

          "Eligible Balances" means all funds of or maintained by the Company and its Subsidiaries in accounts at a Designated Bank, less balances to support float, reserve requirements, and such other reductions as may be imposed by governmental authorities from time to time.

          "High LTV Mortgage Loan" means a Mortgage Loan made to a mortgagor, with a Credit Score of 630 or better, of which the sum of the maximum amount available to be borrowed thereunder (whether or not borrowed) at the time of  origination  plus the Mortgage Note Amounts of all other
Mortgage
     Loans secured by the related improved real property exceeds one hundred percent (100%) and is less than or equal to one hundred twenty-five percent
     (125%) of the appraised value of such related improved real property.

          "Home Equity Loan" means an open-ended revolving line of credit that is a Mortgage Loan secured by either a First Mortgage or a Second
Mortgage,
     which is not a High LTV Mortgage Loan or a Title I Mortgage Loan.

          "Maturity Date" shall mean the earlier of: (a) the close of business on December 31, 1998 as such date may be extended from time to time in writing by the Lender, in its sole discretion, on which date the
     Warehousing Commitment and Working Capital Commitment shall expire of their own term,  and without the  necessity of action by the Lender,  and
(b) the
     date the Advances become due and payable pursuant to Section 8.2 below.

          "Mortgage" means a mortgage or deed of trust on improved real property
     (including,  without limitation, real property to which a Manufactured
Home
     has been affixed in a manner such that the Lien of a mortgage or deed of trust would attach to such manufactured home under applicable real property law). A Mortgage may be a First Mortgage or a Second Mortgage.

          "Mortgage Note Amount" means, as of the date of determination, the then outstanding unpaid principal amount of a Mortgage Note (whether or not an additional amount is available to be drawn thereunder).

          "Nonconforming Rate" means a floating rate of interest per annum equal to two and one-quarter  percent (2.251) over LIBOR. The Nonconforming
Rate
     shall be adjusted on and as of the effective date of any change in LIBOR.
     The Lender's determination of the Nonconforming Rate as of any date of determination shall be conclusive and binding, absent manifest error.

          "Ordinary Warehousing Rate" means a floating rate of interest per annum equal to two percent  (2.00%) over LIBOR.  The  Ordinary
Warehousing
     Rate shall be adjusted on and as of the effective date of any change in
     LIBOR. The Lenders determination of the Ordinary Warehousing Rate as of any date of determination shall be conclusive and binding, absent manifest error.

          "Warehousing Promissory Note" means the promissory note evidencing the
     Company's  Obligations  with  respect  to  Ordinary  Warehousing
Advances,
     Nonconforming Advances, Home Equity Advances,  Second Mortgage
Advances and
     Repurchase Advances.

     5. The  definition  of  "Sublimit  Promissory  Note" in Section  1.1 of the
Agreement shall be deleted in its entirety.

     6. Section 2.1(b)(4) of the Agreement is hereby deleted in its entirety and the following section is substituted in lieu thereof:

          (4) The aggregate amount of Nonconforming Advances outstanding at any one time shall not exceed Five Million Dollars ($5,000,000).

     7. Section 2.1(c)(5) of the Agreement is hereby deleted in its entirety and the following section is substituted in lieu thereof:

          (5) For a Mortgage Loan pledged to secure a Repurchase Advance,
(i) if
     the Lender determines (which determination shall in all events be binding)
     that the deficiency which caused such Mortgage Loan to become a Repurchased
     Mortgage Loan or Rejected Mortgage Loan can be readily cured by the Company so as to permit the Mortgage Loan to be sold within sixty (60) days, ninety percent (90%) of the Mortgage Note Amount, and (ii) in all other cases, sixty percent (60%) of the Mortgage Note Amount.

     8. Section 2.2(e) of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

          2.2(e) To make an Warehousing Advance, the Lender shall cause the
     Funding Bank to credit the Wire Disbursement Account upon compliance by the
     Company with the terms of the Loan Documents. The Lender shall determine in its sole discretion the method by which Advances and other amounts on deposit in the Wire Disbursement  Account are disbursed by the Funding
Bank
     to or for the account of the Company.

     9. Section 2.7 of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

          2.7  Notes.   The  Company's   Obligations   in  respect  of
Ordinary
     Warehousing Advances,  Nonconforming Advances, Home Equity Advances,
Second
     Mortgage  Advances  and  Repurchase   Advances  shall  be  evidenced
by  a
     Warehousing  Promissory  Note of the Company  substantially  in the form of
     Exhibit A-1 attached to the Third Amendment of the Agreement. The
Company's
     Obligations in respect of Working Capital  Advances shall be evidenced by a
     Working Capital Promissory Note of the Company substantially in the form of
     Exhibit A-3 attached to the Third Amendment of the Agreement. The
Company's
     Obligations  in respect of Term Loan Advances  shall be evidenced by a
Term
     Loan  Promissory Note of the Company  substantially  in the form of
Exhibit
     A-4  attached  to the  Agreement.  Each note  shall be dated as of the date
     hereof.  The Warehousing  Promissory  Note, the Working Capital
Promissory
     Note and the Term Loan Promissory Note are collectively  referred to as the
     "Notes".   The  terms  "Warehousing   Promissory  Note,"  "Working
Capital
     Promissory Note," "Term Loan Promissory Note," "Note" or "Notes" shall include all extensions, renewals and modifications of the Notes and all substitutions therefor. All terms and provisions of the Notes are hereby incorporated herein.

     10. Section 2.8 of the Agreement shall be deleted in their entirety and the following shall be substituted in lieu thereof:

         2.8.  Interest.

               2.8(a) Except as otherwise provided in Section 2.8(h) hereof, the unpaid  amount  of each  Ordinary  Warehousing  Advance,  Home
Equity
          Advance or Second Mortgage Advance shall bear interest, from the date of such Advance until paid in full, at the Ordinary Warehousing
Rate.

               2.8(b) Except as otherwise provided in Section 2.8(h) hereof, the unpaid amount of each Nonconforming Advance shall bear interest, from the date of such Nonconforming Advance until paid in Full, at the
          Nonconforming Rate.

               2.8(c) Except as otherwise provided in Section 2.8(h) hereof, the unpaid  amount  of each  Working  Capital  Advance  and each Term
Loan
          Advance shall bear interest, from the date of such Advance, until paid in full, at the Term/Working Capital Rate.

               2.8(d) Except as otherwise provided in Section 2.8(h) hereof, the unpaid amount of each Repurchase Advance shall bear interest, from the date of such Advance until paid in full, at the Repurchase Rate.

               2.8(e) The Company shall be entitled to receive certain benefits based on the average monthly Eligible Balances of the Company maintained at a Designated Bank.

               For the purposes hereof, all Advances shall be called the
          "Applicable Advances". After the end of each calendar month, the
          Lender will calculate the interest due for the applicable month, by electing a portion ("Balance Funded Portion") of the Applicable
          Advances which is equal to the lesser of (a) the  Applicable
Advances
          outstanding during such month or (b) the average amount of Eligible
          Balances on deposit  with a  Designated  Bank  during such month.
The
          Balance Funded Portion of the Applicable Advances shall bear interest at a balance funded rate of two percent (2.00%).

               The Balance Funded Portion of the Applicable Advances
outstanding
          for a month shall be  determined  by (a) first,  deducting the average
          amount of Repurchase Advances outstanding for a month from the average
          amount of Eligible  Balances during such month, but only to the extent
          of the average amount of Eligible Balances,  (b) second, to the extent
          Eligible Balances remain for such month,  deducting the average amount
          of Nonconforming  Advances  outstanding for a month from the remaining
          average amount of Eligible Balances during such month, but only to the
          extent of the remaining  average  amount of Eligible  Balances and (c)
          third,  to  the  extent  Eligible  Balances  remain  for  such month,
          deducting  the  average  aggregate  amount  of  Ordinary
Warehousing
          Advances,   Home  Equity   Advances  and  Second   Mortgage
Advances
          outstanding for a month from the remaining average amount of Eligible
          Balances during such month, but only to the extent of the remaining average amount of Eligible Balances.

               If, for any month, a portion of the average amount of Eligible
               Balances remains (Remainder) after the Balance Funded
Portion has
          been deducted, the Lender shall provide a benefit in the form of an
          "Earnings  Credit" on the Remainder  portion of the Eligible
Balances
          maintained in time deposit accounts with the Designated Bank, and the
          Lender shall provide a benefit in the form of an "Earnings
Allowance"
          on the Remainder portion of the Eligible Balances maintained in demand deposit  accounts with the  Designated  Bank.  Any Earnings
Allowance
          shall be used first and any Earnings Credit shall be used second as a credit against accrued Miscellaneous Charges and fees, including, but not limited to Commitment Fees and Warehousing Fees, and may be used, at the  Lender's  option,  to reduce  accrued  interest.  Any
Earnings
          Allowance not used during the month in which the benefit was received shall be accumulated for use and must be used within six (6) months of the month in which the benefit was received.  Any Earnings
Credit not
          used during the month in which the benefit was received shall be used to provide a cash benefit to the Company.

               The Lender's determination of the Balance Funded Portion, the
          Earnings Credit and the Earnings Allowance for any month shall be determined by the Lender in its sole discretion and shall be conclusive and binding absent manifest error. In no event shall the benefit received by the Company exceed the Depository Benefit.

               Either party hereto may  terminate  the benefits  provided for in
          this Section, effective immediately upon Notice to the other party, if
          the terminating party shall have determined (which determination shall
          be conclusive and binding absent  manifest error) at any time that any
          applicable   law,   rule,   regulation,   order  or   decree   or
any
          interpretation or administration thereof by any governmental authority
          charged  with  the  interpretation  or  administration   thereof,
or
          compliance by such party with any request or directive (whether or not having the force of law) of any such authority, shall make it unlawful or impossible for such party to continue to offer or receive the benefits provided for in this Section.

               2.8(f) Interest shall be computed on the basis of a 360-day year and applied to the actual number of days elapsed in each interest calculation period and shall be payable monthly in arrears, on the first day of each month, commencing with the first month following the date of this Agreement, and on the applicable Maturity Date.

               2.8(g) If, for any reason, no interest is due on an Advance, the
          Company agrees to pay to the Lender an administrative fee equal to one day of interest on such Advance at the applicable rate of interest as in effect on the date of such Advance. Administrative and other fees shall be due and payable in the same manner as interest is due and payable hereunder.

               2.8(h) Upon demand of the Lender and upon Notice to the Company, after the occurrence and during the continuation of an Event of
          Default, the unpaid amount of each Advance shall bear interest until paid in full at a per annum  rate of  interest  (the  "Default
Rate")
          equal to four percent (4%) in excess of the rate of interest otherwise applicable to such Advance pursuant to any other subsection of this
          Section 2.8 or, if no rate is applicable, the highest rate then applicable to any outstanding Advances.

    11. Sections 2.9(f)(1), (2) and (12) of the Agreement shall be deleted in their entirety and the following shall be substituted in lieu thereof:

               (1) For a Pledged Mortgage with respect to which a shorter or longer period is not prescribed  elsewhere in this Section
2.5(d), one
          hundred twenty (120) days elapse from the date of the initial
Advance
          made by the Lender against such Pledged Mortgage, whether or not such
          Pledged Mortgage is included in an Eligible Mortgage Pool.

               (2) Forty-five (45) days elapse from the date the Pledged
          Mortgage was delivered to an Investor or an Approved Custodian for examination  and purchase or inclusion in an Eligible  Mortgage
Pool,
          without the purchase being made or the Eligible Mortgage Pool being initially  certified,  or upon  rejection  of the Pledged
Mortgage as
          unsatisfactory by an Investor or an Approved Custodian.

               (12) In the case of (i) a Long-term Repurchase Advance, one hundred eighty (180) days elapse from the date of the initial
Advance,
          and (ii) a Short-term Repurchase Advance, sixty (60) days elapse from the date of the initial  Advance,  whether or not the Pledged
Mortgage
          is included in an Eligible Mortgage Pool; provided, however, that a
          Short-term Repurchase Advance may be converted into a Long-term
          Repurchase Advance, and may remain outstanding for an additional one hundred twenty (120) days, upon the following condition: on the date a
          Short-term  Repurchase  Advance  made  against a Pledged
Mortgage  is
          redesignated as a Long-term Mortgage Advance  ("Conversion
Date"), the
          Company shall reduce the outstanding amount of such Advance to forty-five percent (45%) of the Mortgage Note Amount of such Pledged
          Mortgage.

     12. Section 2.9(h)(3) of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

               (3) On the fifteenth (15) day of each month occurring after the date a Long-term Repurchase Advance is made, unless the Repurchased
          Mortgage Loan or the Rejected Mortgage Loan against which such
          Long-term Repurchase Advance was made is included in an Eligible
          Mortgage  Pool,  the  Company  shall  reduce the  outstanding
Advance
          against such Mortgage Loan by five percent (5%) of the original face amount of the Mortgage Note evidencing such Repurchased  Mortgage
Loan
          or the Rejected Mortgage Loan.

     13. Section 3.2(d) of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

               3.2(d)  The  Lender  shall  have  the  exclusive   right  to
the
          possession of the Pledged Securities or, if the Pledged
Securities are
          issued in book-entry form or issued in certificated form and delivered to a clearing corporation (as such term is defined in the Uniform
          Commercial Code of Minnesota) or its nominee, the Lender shall have the right to have the Pledged Securities registered in the name of a securities intermediary (as such term is defined in the Uniform
          Commercial Code of Minnesota) in an account containing only customer securities for the account of the Lender, and the Lender shall have the right to cause delivery of the Pledged Securities to be made to the Investor or the book entries registered in the name of the
          Investor or the Investor's designee only against payment therefor. The
          Company acknowledges that the Lender may enter into one or more standing arrangements with other financial institutions for the issuance of Pledged Securities in book entry form in the name of such other financial institutions, as agent or securities intermediary for the Lender, and the Company agrees upon request of the Lender, to execute and deliver to such other financial institutions the Company's written concurrence in any such standing arrangements.

     14. Section 5.15 of the Agreement is hereby amended to add the following section immediately after Section 5.15(i):

               5.15(j) Each Pledged Mortgage secured by real property to which a
          Manufactured Home is affixed will create a valid Lien on such manufactured Home that will have priority over ai.y other Lien on such
          Manufactured Home, whether or not arising under applicable real property law.

     15. Upon execution of this Amendment, the Company agrees to pay to the
Lender the pro rata  Warehousing  Commitment Fee on the  Warehousing
Commitment
Amount,  the pro rata  Working  Capital  Commitment  Fee on the Working
Capital
Commitment Amount, and the pro rata Term Loan Commitment Fee on the outstanding principal balance of the Term Loan Advances for the time period from the
November 15, 1997, to and including December 31, 1997.

     16. Upon execution and delivery of this Amendment, all obligations owed by the Company under the First Amended and Restated Sublimit Promissory Note, dated as of February 29, 1996, (including, without limitation, the unpaid principal thereunder, interest accrued thereon and fees accrued under the Agreement, whether or not yet due and owing) as of the date hereof, shall be owed under the
First Amended and Restated Warehousing Promissory Note which shall be deemed to replace the Sublimit Promissory Note.

     17. Exhibits C-SF and K to the Agreement are hereby deleted in their entirety and replaced with the new Exhibits C-SF and K attached to this
Amendment. All references in the Agreement to Exhibits C-SF and K shall be deemed to refer to the new Exhibits C-SF and K.

     18. The Company  shall  deliver to the Lender (a) an  executed original of
this  Amendment;  (b)  an  executed  Certificate  of  Secretary  with corporate
resolutions;  (c) a  current  certified  tax,  lien and  judgment  search of the
appropriate public records for the Company and the Guarantor, including a search
of Uniform  Commercial  Code financing  statements,  which search shall not have
disclosed the existence of any prior Lien on the Collateral  other than in favor
of the  Lender or as  permitted  hereunder;  (d)  current  Certificates  of
Good
Standing of the Company; (e) current insurance  information;  (f) the
Commitment
Fees described in paragraph 14 above;  and (g) a Two Hundred Fifty Dollar
($250)
document production fee.

     19. The Company represents, warrants and agrees that (a) there exists no
Default or Event of Default under the Loan Documents, (b) the Loan Documents continue to be the legal, valid and binding agreements and obligations of the
Company  enforceable in accordance with their terms, as modified herein,
(c) the
Lender is not in default under any of the Loan Documents and the Company has no offset or defense to its performance or obligations under any of the Loan
Documents, (d) the representations contained in the Loan Documents remain true and accurate in all respects, and (e) there has been no material adverse change in the financial condition of the Company from the date of the Agreement to the date of this Amendment.

     20. Except as hereby expressly modified, the Agreement shall otherwise be unchanged and shall remain in full force and effect, and the Company ratifies and reaffirms all of its obligations thereunder.

     21. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the Company and the Lender have caused this Amendment to be duly executed on their behalf by their duly authorized officers as of the day and year above written.


                               MONUMENT MORTGAGE, INC.,
                               a California corporation


                               By:____________________________

                               Its:  Senior Vice President/CFO


                               RESIDENTIAL FUNDING CORPORATION,
                               a Delaware corporation


                               By:____________________________

                               Its:___________________________


STATE OF California        )
                           ) ss
COUNTY OF Contra Costa     )

         On November 17, 1997, before me, a Notary Public, personally appeared
Paul  Garrigues,  the Senior  Vice  President  of  MONUMENT  MORTGAGE,
INC.,  a
California corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.




                                    Notary Public
                                    My Commission Expires:
(SEAL)


STATE OF California        )
                           ) ss
COUNTY OF Contra Costa     )

         On November 18, 1997, before me, a Notary Public, personally appeared
D. Graham Shipman, the Director of RESIDENTIAL FUNDING CORPORATION, a California corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.




                                     Notary Public
                                     My Commission Expires:
(SEAL)

                              CONSENT OF GUARANTOR

     The undersigned, being the Guarantor under the Guaranty dated as of July
23, 1997, hereby consents to the foregoing Amendment and the transactions contemplated thereby and hereby modifies and reaffirms his obligations under his
Guaranty so as to include within the term "Guaranteed Debt" the indebtedness, obligations and liabilities of the Company under this Amendment. The Guarantor hereby reaffirms that his obligations under his Guaranty are separate and distinct from the Companies obligations to Lender, and that his obligations under the Guaranty are in full force and effect, and hereby waives and agrees not to assert any anti-deficiency protections or other rights as a defense to his obligations under the Guaranty, all as more fully set forth in the Guaranty, the terms of which are incorporated herein as if fully set forth herein.

     The Guarantor further agrees, upon Lender's request, to execute for the benefit of Lender an additional guaranty in form and content acceptable to
Lender and conforming to the Guaranty in connection with the foregoing
Amendment.


                           FINET HOLDINGS CORPORATION,
                           a Delaware corporation


                           By:_______________________________

                           Its:  President


STATE OF California        )
                           ) ss
COUNTY OF Contra Costa     )

         On November 17, 1997, before me, a Notary Public,  personally appeared
Jan  Hoeffel,  the  President  of  FINET  HOLDINGS  CORPORATION,   a
California
corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.




                                Notary Public
                                My Commission Expires:
(SEAL)

                                   CERTIFICATE
                                       OF
                                  SECRETARY OF
                             MONUMENT MORTGAGE, INC.



     I, the undersigned, hereby certify that I am the Secretary of MONUMENT
MORTGAGE, INC., a California corporation (the `"Company"), and have knowledge of the matters contained in this Certificate and hereby certify that:

     1.   The Company is a corporation  duly organized,  validly existing and in
          good  standing  under  the  laws of the  State of  California and has
          complied with all certifications,  filings and requirements necessary
          to continue as a corporation  in the State of California  and for each
          state  where  the  Company  is  transacting   business  as  a
foreign
          corporation.

     2.   In connection with the single family revolving warehouse facility made
          to  the  Company  by  RESIDENTIAL  FUNDING  CORPORATION,   a
Delaware
          corporation (the "Lender") pursuant to the terms of a Warehousing
          Credit and Security Agreement dated as of March 22, 1995, as the same may have been amended or supplemented (the `"Warehousing
Agreement"),
          the Company has the valid power and authority to execute and deliver to the Lender the Seventh Amendment to Warehousing Credit and Security
          Agreement.

     3. In connection with the gestation facility made to the Company by the
          Lender  pursuant  to the terms of a Gestation  Warehousing
Credit and
          Security Agreement dated as of March 23, 1995, as the same may have been amended or supplemented (the "Gestation Agreement"), the Company has the valid power and authority to execute and deliver to the Lender the First  Amendment  to  Gestation  Warehousing  Credit and
Security
          Agreement  (the terms  Warehousing  Agreement and Gestation
Agreement
          shall be referred to as the "Agreements").

     4. The resolutions attached to this Certificate as Exhibit A were duly adopted by either: (a) by unanimous written action of the Board of
          Directors of the Company; or (b) at a meeting of the Board of
          Directors of the Company held on the _____ day of , 19___, at which meeting a quorum was  present.  I am the keeper of the Minute
Book of
          the Company and said resolutions have been entered therein, have not been altered, amended, repealed or rescinded, and are now in full force and effect.

     5.   Any  Certificates  of  Incumbency  delivered  in  connection with the
          Agreements  are hereby deleted in their entirety and replaced with the
          new  Certificate  of  Incumbency   attached  to  this
Certificate  of
          Secretary as Exhibit B.
     6. There have been no amendments to the Articles of Incorporation or
          Bylaws of the Company since the date of the most recent certified copies thereof delivered to the Lender.

     IN WITNESS WHEREOF, I have hereunto set my hand and the seal of this corporation this 14th day of November, 1997.


                                  ___________________________
                                  Secretary

                                    EXHIBIT A
                        RESOLUTION OF BOARD OF DIRECTORS


     WHEREAS, MONUMENT MORTGAGE, INC., a California corporation (the
"Company"),
has entered into a single family revolving  warehouse facility (the
`Warehousing
Commitment"),   with  a  present   commitment  amount  of  Ten  Million
Dollars
($10,000,000) (the "Warehousing  Commitment  Amount"),  with RESIDENTIAL
FUNDING
CORPORATION, a Delaware corporation (the "Lender"), as evidenced by a First
Amended and Restated Warehousing Promissory Note in the principal sum of Ten
Million Dollars ($10,000,000), dated as of February 29, 1996, and by a
Warehousing Credit and Security Agreement (the "Warehousing Agreement") dated as of March 22, 1995, as the same may have been amended or supplemented; and

     WHEREAS, the Company and the Lender have entered into a term loan facility with a present outstanding principal balance of Six Hundred Twenty-Five Thousand
Dollars ($625,000), as evidenced by a Term Loan Promissory Note in the principal amount of One Million Dollars ($1,000,000), dated as of March 22, 1995, and the
Warehousing Agreement;

     WHEREAS, the Company and the Lender have also entered into a working capital facility with a present Working Capital Commitment Amount of One Million
Dollars ($1,000,000) (the "Working Capital Commitment"), as evidenced by a
First
Amended and Restated Working Capital Promissory Note in the principal sum of One
Million Dollars ($1,000,000), dated as of February 29, 1996, and the
Warehousing
Agreement;

     WHEREAS, the Company and the Lender have entered into a discretionary gestation facility, as evidenced by a First Amended and Restated Promissory Note in the principal amount of Twenty-Five Million Dollars ($25,000,000), dated as of February 29, 1996, and a Gestation Warehousing Credit and Security Agreement
(the "Gestation  Agreement")  dated as of March 23, 1995 (the terms
Warehousing
Agreement and Gestation Agreement shall be referred to as the "Agreements");

     WHEREAS,   the  Company  proposes  to  extend  the  period  for  which the
Warehousing  Commitment and the Working Capital Commitment under the
Warehousing
Agreement have been made and amend certain terms of the Agreements; and

     WHEREAS, to evidence such extension and amendment of the Agreements, the
Company proposes to execute and deliver a Seventh Amendment to Warehousing
Agreement and a First Amendment to the Gestation  Agreement (the
"Amendments"),
copies of which have been presented to the Board of Directors of this Company;
and

     WHEREAS, the Board of Directors of this Company has determined that it will be in the best interests of this Company for the Company to extend the
Warehousing commitment and Working Capital Commitment and amend the Agreements.

     WHEREAS, the Board of Directors of the Company has determined that it will be in the best interests of the Company to restate the authority of certain officers and employees to execute and deliver documents in connection with the
Loan.

     RESOLVED, that these resolutions are enacted by the Board of Directors of this Company on its behalf and on behalf of the Company.

     FURTHER RESOLVED, that the Company shall extend the Warehousing Commitment and Working Capital Commitment and amend the Agreements to be evidenced by the
Amendments.

     FURTHER RESOLVED, that the Amendments in the forms presented to the Board of Directors of this Company are hereby approved and copies thereof are filed in the records of this Company with these Resolutions.

     FURTHER RESOLVED, that any One (insert minimum number required to sign) of the following titles or positions of officers of the Company: President, Chief
Financial Officer Senior Vice President (list titles/positions of officers authorized, do not list individual names), shall be and are authorized, empowered and directed in the name of and on behalf of this Company, to execute, acknowledge and deliver the Amendments in the forms approved by the Board of
Directors of this Company as aforesaid, with such changes therein as may be acceptable to such officers, as conclusively evidenced by their execution thereof.

     FURTHER RESOLVED, that any One (insert minimum number required to sign) of the following titles or positions of officers and employees of the
Company:
President,  Chief Financial  Officer,  Secretary,  Senior Vice  President,
Vice
President. Assistant Vice President, Assistant Secretary (list titles/positions of officers and employees authorized, do not list individual names), shall be and are authorized, empowered and directed in the name of and on behalf of the
Company, to execute, acknowledge and deliver any bailee pledge agreements, advance requests, shipping requests, wire transfer instructions, assignments, security delivery instructions and trust receipts and to endorse notes in the name of the Company, in any form prescribed by the Lender.

     FURTHER RESOLVED, that such officers and employees shall be and are hereby authorized, empowered and directed to do and perform each and every act and execute any and all documents and instruments in the name of this Company as may be necessary or desirable to enable this Company to amend the Commitments and to carry out the purport and intent of the foregoing Resolutions.

                                   EXHIBIT "B"

                          CERTIFICATE AS TO INCUMBENCY

TO: RESIDENTIAL FUNDING CORPORATION

     I hereby certify to you that I am the duly elected and qualified Secretary of MONUMENT MORTGAGE, INC., a California corporation ("Company") and that, as such, I am authorized to execute this Certificate on behalf of the Company. I further certify that the persons named below are duly elected, qualified and acting officers of the Company, holding on the date hereof the respective titles set forth opposite their respective names, and that the respective signatures get forth opposite their names are their true and genuine signatures:


Name                   Title                       Signature

James W. Noack         President                   ________________________

Paul Garrigues         Sr. Vice Pres.              ________________________

Lee Decker             Sr. Vice Pres.              ________________________

George P. Winkel       Chief Financial Officer     ________________________

Katey Carroll          Vice President              ________________________

Jill Lewis             Assistant Vice Pres.        ________________________

Paige Lane             Secretary                   ________________________

Jennifer Aldrete       Assistant Secretary         ________________________

Phyllis E. Bogart      Assistant Secretary         ________________________

Kathleen M. Hall       Assistant Secretary         ________________________

Linda Johnson          Assistant Secretary         ________________________

Rita Kelley            Assistant Secretary         ________________________

Regina E. Kimura       Assistant Secretary         ________________________

Elly Little            Assistant Secretary         ________________________

Helen Smith            Assistant Secretary         ________________________

     This Certificate replaces any existing Certificates of Incumbency. You may conclusively rely on this Certificate until formally advised by a like
Certificate of any changes herein.

     IN WITNESS WHEREOF, I have hereunto executed this Certificate on this 14th day of November, 1997.


                                 _____________________________
                                 Secretary

                               FIRST AMENDMENT TO
               GESTATION WAREHOUSING CREDIT AND SECURITY AGREEMENT
                            (SHIPPED MORTGAGE LOANS)

     THIS FIRST AMENDMENT TO GESTATION WAREHOUSING CREDIT AND SECURITY
AGREEMENT
(SHIPPED MORTGAGE LOANS) (this "Amendment") is entered into as of this 17th day of November 1997, by and between MONUMENT MORTGAGE, INC., a California corporation (the "Company") and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender").

     WHEREAS, the Company and the Lender have entered into a gestation warehouse
facility pursuant to which the Lender may, in its sole discretion, make
Loans in
an  amount  not  to  exceed  in  the  aggregate   Twenty-Five   Million
Dollars
($25,000,000), to finance Mortgage Loans which have been shipped to an Investor for purchase, as evidenced by a Promissory Note in the principal sum of
Twenty-Five  Million Dollars  ($25,000,000),  dated as of February 29, 1996
(the
"Note"),  and by a Gestation  Warehousing Credit and Security Agreement
(Shipped
Mortgage Loans) dated as of March 23, 1995, as the same may have been amended or supplemented (the "Gestation Agreement"); and

     WHEREAS,  in  connection  with an  extension  of the  Existing
Warehousing
Agreement (as defined in the Gestation Agreement) requested by the Company, the
Lender has requested an increase in the interest rate, and the Company has agreed to such increase subject to the terms and conditions of this Amendment.

     NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants, agreements and conditions hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. All capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Gestation Agreement.

     2. Section 1.1 of the Gestation Agreement shall be amended to delete the definition of "Floating Rate" in its entirety, replacing it with the following definition:

          "Floating Rate" means a floating rate of interest which is equal to
     1.25% per annum over LIBOR. The Floating Rate will be adjusted as of the effective date of each change in LIBOR. .

     3. As a condition precedent to the effectiveness of this Amendment, the
Company shall deliver to the Lender an executed original of this Amendment.

     4. The Company represents, warrants and agrees that (a) there exists no
Default or Event of Default under the Loan Documents, (b) the Loan Documents continue to be the legal, valid and binding agreements and obligations of the
Company  enforceable in accordance with their terms, as modified herein,
(c) the
Lender is not in default under any of the Loan Documents and the Company has no offset or defense to its performance or obligations under any of the Loan
Documents, (d) the representations contained in the Loan Documents remain true and accurate in all respects, and (e) there has been no material adverse change in the financial condition of the Company from the date of the Gestation
Agreement to the date of this Amendment.

     5. Except as hereby expressly modified, the Gestation Agreement shall otherwise be unchanged and shall remain in full force and effect, and the
Company ratifies and reaffirms all of its obligations thereunder.

     6. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the Company and the Lender have caused this Amendment to be duly executed on their behalf by their duly authorized officers as of the day and year above written.


                               MONUMENT MORTGAGE, INC.,
                               a California corporation


                               By:______________________________

                               Its:  Senior Vice President/CFO


                               RESIDENTIAL FUNDING CORPORATION,
                               a Delaware corporation


                               By:______________________________
                                    D. GRAHAM SHIPMAN
                               Its:  Director

STATE OF California        )
                           ) ss
COUNTY OF Contra Costa     )

         On November 17, 1997, before me, a Notary Public, personally appeared
Paul  Garrigues,  the Senior  Vice  President  of  MONUMENT  MORTGAGE,
INC.,  a
California corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.




                             Notary Public
                             My Commission Expires:
(SEAL)


STATE OF California        )
                           ) ss
COUNTY OF Contra Costa     )

         On November 18, 1997, before me, a Notary Public, personally appeared
D. Graham  Shipman,  the Vice President of RESIDENTIAL  FUNDING
CORPORATION,  a
California corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.




                              Notary Public
                              My Commission Expires:
(SEAL)